ALPHANET SOLUTIONS, INC.
                               7 Ridgedale Avenue
                         Cedar Knolls, New Jersey 07927


                                                         April 27, 2000


Fallen Angel Capital, LLC
960 Holmdel Road
Holmdel, New Jersey

           AlphaNet Solutions, Inc. (the "Company") is a New Jersey corporation. Fallen Angel Equity Fund, L.P. (the "Partnership") is a Delaware limited partnership. The general partner of the Partnership is Fallen Angel Capital, LLC, a Delaware limited liability company (the "General Partner"). Stan Gang is a shareholder of the Company and joins in this agreement, as shown on the last page hereof, solely with respect to the confirmation of his intention to vote in favor of the Company's proposal to issue certain warrants, as set forth herein, and Mr. Gang is not in any way bound by any of the terms, conditions, covenants or other agreements set forth herein.

           On May 20, 1999, the Company's Board of Directors authorized the issuance of warrants to Fallen Angel to purchase Common Stock of the Company, subject to agreement on the terms of the warrants and the terms of issuance thereof. The warrants were to entitle the General Partner to purchase 200,000 shares of Common Stock of the Company at a purchase price of $5.00 per share, which, on the date of approval thereof by the Board of Directors of the Company, was approximately 125% of the $3.938 closing price of the Common Stock.

           The consideration for the issuance of the warrants is the services provided by the General Partner in negotiating the business and financial terms of the Company's preferred stock investment in nex-i.com inc., a New Jersey corporation. The issuance of the warrants for this purpose is being submitted for approval by the Company's shareholders at the Company's 2000 Annual Meeting currently scheduled for May 19, 2000.

           As consideration for the furnishing of the services described above, the Company will issue, and the General Partner will accept therefor, the issuance by the Company of one or more warrants (each a "Warrant," together, the "Warrants") to purchase an aggregate of 200,000 common shares of the Company ("Common Stock") as follows:

           1. Upon approval by the Company's shareholders at the Company's 2000 Annual Meeting or any adjournment thereof, the Company shall promptly issue to the General Partner a Warrant or Warrants in the form attached hereto to purchase up to an aggregate of 200,000 shares of Common Stock, for a term of one year, at $5.00 per share.

           2. At any time after delivery of the Warrants to the General Partner (the "Grant Date") until the earlier of (i) one day prior to the third anniversary of the Grant Date, and (ii) 90 days prior to the date on which all the shares issuable upon the exercise of the Warrants (the "Warrant Shares") may be immediately sold without registration pursuant to Rule 144(k) of the Securities Act of 1933, as amended, without being subject to volume limitations thereof, the holders of no less than 60% of the Warrant Shares, may request the Company to file a Registration Statement with the SEC registering the Warrant Shares for resale (a "Registration Request"). In the event that a Registration Request is made to the Company, the Company shall promptly and diligently pursue the filing of a Registration Statement with the SEC, provided, that: (i) holders of the Warrants shall excuse any delay in the filing of such Registration
Statement for so long as the Company, in good faith, determines that the disclosure required in the Registration Statement would constitute a premature disclosure of confidential information that would have an adverse affect on the Company's ability to transact business at such time; and (ii) if the Company is eligible to file a Registration Statement on Form S-3, or a similar Form, the Company may file such Registration Statement on such form. The Company shall at all times, and at its sole discretion, have the right to include the Warrant Shares in any Registration Statement that the Company files with the SEC. The Company shall maintain the effectiveness of any Registration Statement filed by it pursuant to a Registration Request for a period of 270 days after the effective date thereof.

           In the event that the Company prepares and files a Registration Statement pursuant to a Registration Request, all reasonable expenses incurred in connection therewith, including, without limitation, all underwriting discounts and commissions, registration, listing and qualification fees, printer and accounting fees, all fees and disbursements of counsel for the Company and all other outside costs, shall be borne by the General Partner; provided, that the General Partner shall not be required to pay for any allocated internal staff costs incurred by the Company in connection with the preparation and filing of such Registration Statement.

           Upon the exercise of the Warrants, the Company shall list the Warrant Shares on the Nasdaq National Market System or such other market or exchange on which the Common Stock is listed at such time. The Company agrees that until the holders sell all the Warrant Shares, the Company will file on or before the required date therefor all regular or periodic reports (pursuant to the Securities Exchange Act of 1934) with the Securities and Exchange Commission (the "SEC") and will deliver to the holders promptly upon their becoming available one copy of each report, notice or proxy statement sent by the Company to its stockholders generally, and of each regular or periodic report (pursuant to the Securities Exchange Act of 1934) and any Registration Statement, prospectus or written communication (other than transmittal letters) (pursuant to the Securities Act of 1933), filed by the Company with (i) the SEC or (ii) any securities exchange on which shares of Common stock are listed.

           In the event that Warrant Shares are to be sold pursuant to a Registration Statement filed by the Company pursuant to a Registration Request is to be an underwritten offering, the Company shall enter into and perform its obligations under an underwriting agreement in usual and customary form including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering.

           In the event any Warrant Shares are included in a Registration Statement filed by the Company pursuant to a Registration Request:

                     (a) To the extent permitted by law, the Company will indemnify and hold harmless each holder of Warrant Shares, each of its directors, officers, partners, managers, employees and agents, and any other person who controls such holder within the meaning of the Securities Act of 1933 (each, an "Indemnified Holder"), against any losses, claims, damages, expenses or liabilities (joint or several) (collectively "Claims") to which any of them become subject under the Securities Act of 1933, the Securities Exchange Act of 1934 or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading,
(ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act of 1933, the Securities Exchange Act of 1934 or any state securities law or any rule or regulation (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall reimburse the Indemnified Holders, promptly as such expenses are incurred and are due and payable, for the legal fees of one such Indemnified Holder as to any Claim or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this paragraph: (A) shall not apply to a Claim by any Indemnified Holder arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Holder expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company for review by the Indemnified Holder (B) with respect to any preliminary prospectus shall not inure to the benefit of any person from whom the person asserting any such Claim purchased the Warrant Shares that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if a prospectus was timely made available by the Company for review by the Indemnified Holder or such person; and (C) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Holder and shall survive the transfer of the Warrant Shares by the Indemnified Holder.

                     (b) In connection with any Registration Statement in which Warrant Shares of a holder are included, each such holder agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in the preceding paragraph, the Company, each of its directors, each of its officers who sign the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act of 1933 or the Securities Exchange Act of 1934, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act of 1933 or the Securities Exchange Act of 1934 (each, an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act of 1933, the Securities Exchange Act of 1934 or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such holder expressly for use in connection with such Registration Statement, and such holder will promptly reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this paragraph shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such holder, which consent shall not be unreasonably withheld; provided further, however, that the holder shall be liable under this paragraph for only that amount of a Claim as does not exceed the net proceeds to such holder as a result of the sale of the Warrant Shares included in such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Warrant Shares by the holder. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this paragraph with respect to any preliminary prospectus shall not inure to the benefit of an Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

           3. In  connection  with the  furnishing  of  services  by the General
Partner to the Company, information concerning the Company including its subsidiaries and affiliates, which may have been and may be in verbal, visual, written, electronic, or other form ("Evaluation Material"), was made available to the General Partner. The Evaluation Material does not include information which was rightfully in the possession of the General Partner prior to disclosure by the Company, was independently developed by the General Partner without use of any Evaluation Material, or is now or hereafter becomes available to the public other than as a result of a disclosure by the General Partner in violation of this Agreement. The General Partner represents that it has used the Evaluation Material solely in connection with providing services to the Company, and shall keep such Evaluation Material strictly confidential. The Evaluation Material was provided by the General Partner solely to those of its representatives to whom such disclosure was reasonably deemed to be required to facilitate the General Partner's furnishing of services to the Company. The General Partner acknowledges to the Company that the Evaluation Material may contain material nonpublic information concerning the Company. The General Partner acknowledges its awareness of the restrictions imposed by federal and state securities laws on persons in possession of material nonpublic information and hereby agrees that while it is in possession of material nonpublic information with respect to the Company, the General Partner has not purchased, and shall not purchase, and has not permitted and shall not permit the Partnership, to purchase or sell any securities of the Company, other than purchases pursuant to the exercise of the Warrants, or to communicate such information to any third party in violation of such laws. Nothing herein shall constitute an admission by the General Partner or the Partnership that any of the Evaluation Material in fact contains material nonpublic information concerning the Company.

           4. The holder of the Warrants or any Warrant Shares may, at any time and from time to time, without obtaining the prior consent or approval of the Company, assign or otherwise transfer the Warrants or the Warrant Shares, or any part thereof, and all or any part of such holder's rights under this Agreement, provided that in connection with any assignment or transfer that is not registered under the Securities Act of 1933, such holder must deliver a written Opinion of Counsel, in form and substance satisfactory to the Company and from Counsel that is satisfactory to the Company, to the Company no less than ten calendar days prior to such proposed transfer, that (i) provides that the proposed transfer is exempt from registration requirements under the Securities Act of 1933 and (ii) sets forth the basis for such exemption.

           5. The parties expressly acknowledge that issuance of the Warrant is being submitted for approval of the Company's shareholders at the Company's 2000 Annual Meeting (currently scheduled for May 19, 2000), or any adjournment thereof. Accordingly, the parties understand and agree that, unless and until such approval has been secured, this Agreement shall have no force or effect.

If the foregoing correctly sets forth our agreement with respect to the matter set forth herein, please so indicate by executing two copies of this letter and returning one executed copy to the Company, whereupon this letter shall constitute our binding agreement with respect to the matters set forth herein.

                                                ALPHANET SOLUTIONS, INC.


                                                By:  STAN GANG
                                                   ------------------
Accepted and Agreed to as of the 26th day of         Stan Gang
April, 2000

FALLEN ANGEL CAPITAL, L.L.C.


By:   IRA COHEN
    ---------------
      Ira Cohen

           This is to confirm that I, Stan Gang, a shareholder of AlphaNet Solutions, Inc. (the "Company"), am in favor of the proposal (the "Proposal") submitted to the shareholders of the Company to issue certain warrants to Fallen Angel Capital, L.L.C. ("Fallen Angel") and that I hereby commit to Fallen Angel that I, as a shareholder of the Company, will vote all shares of the Company that I own, or otherwise have the power to vote, in favor of the Proposal. I am not bound by any of the provisions of the agreement set forth above this paragraph.

                                                         STAN GANG
                                                         ----------
                                                         Stan Gang